SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C. 20549


                        Form 8-K


                     CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)
                     November 25, 1996


    RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
              (Exact name of the registrant
               as specified in its charter)


             2-99554, 33-9518, 33-10349
            33-20826, 33-26683, 33-31592
            33-35340, 33-40243, 33-44591
            33-49296, 33-49689, 33-52603, 33-54227
Delaware             333-4846             75-2006294

(State or other     (Commission       (I.R.S. Employee
jurisdiction of       File No.)     Identification No.)
Incorporation)


8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota
(Address of Principal                        (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

-------------------------------------------------------


Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the November 1996 distribution to holders of the following series of Conduit Mortgage
Pass-Through Certificates.

Master Serviced by GMACM Pennsylvania

Series 1986-1
Series 1986-4


Master Serviced by Residential Funding Corporation

1986-12     RFM1
1986-15     RFM1
1987-1      RFM1
1987-3      RFM1
1987-4      RFM1
1987-S2     RFM1
1987-S4     RFM1
1987-6      RFM1
1987-S5     RFM1
1987-S7     RFM1
1987-SA1    RFM1
1988-3A     RFM1
1988-3B     RFM1
1988-3C     RFM1
1988-4B     RFM1
1989-2      RFM1
1989-3A     RFM1
1989-3B     RFM1
1989-3C     RFM1
1989-SW1A   RFM1
1989-SW1B   RFM1
1989-S1     RFM1
1989-S2     RFM1
1989-SW2    RFM1
1989-4A     RFM1
1989-4B     RFM1
1989-S4     RFM1
1989-5A     RFM1
1989-5B     RFM1
1989-7      RFM1
1990-S1     RFM1
1990-2      RFM1
1990-3A     RFM1
1990-3B     RFM1
1990-3C     RFM1
1990-5      RFM1
1990-6      RFM1
1990-8      RFM1
1990-S14    RFM1
1990-R16    RFM1
1991-4      RFM1
1991-R9     RFM1
1991-S11    RFM1
1991-R13    RFM1
1991-R14    RFM1
1991-20     RFM1
1991-21A    RFM1
1991-21B    RFM1
1991-21C    RFM1
1991-25A    RFM1
1991-25B    RFM1
1991-S30    RFM1
1992-S1     RFM1
1992-S2     RFM1
1992-S3     RFM1
1992-S4     RFM1
1992-S5     RFM1
1992-S6     RFM1
1992-S7     RFM1
1992-S8     RFM1
1992-S9     RFM1
1992-S10    RFM1
1992-S11    RFM1
1992-S12    RFM1
1992-13     RFM1
1992-S14    RFM1
1992-S15    RFM1
1992-S16    RFM1
1992-17A    RFM1
1992-17B    RFM1
1992-17C    RFM1
1992-S18    RFM1
1992-S19    RFM1
1992-S20    RFM1
1992-S21    RFM1
1992-S23    RFM1
1992-S22    RFM1
1992-S25    RFM1
1992-S26    RFM1
1992-S27    RFM1
1992-S28    RFM1
1992-S29    RFM1
1992-S31    RFM1
1992-S32    RFM1
1992-S33    RFM1
1992-S34    RFM1
1992-S35    RFM1
1992-S36    RFM1
1992-S37    RFM1
1992-S38    RFM1
1992-S39    RFM1
1992-S40    RFM1
1992-S41    RFM1
1992-S42    RFM1
1992-S43    RFM1
1992-S44    RFM1
1993-S1     RFM1
1993-S2     RFM1
1993-S3     RFM1
1993-S4     RFM1
1993-S5     RFM1
1993-S6     RFM1
1993-S7     RFM1
1993-S8     RFM1
1993-S9     RFM1
1993-S10    RFM1
1993-S11    RFM1
1993-S12    RFM1
1993-S13    RFM1
1993-MZ1    RFM1
1987-S1     RFM1
1989-4C     RFM1
1989-4D     RFM1
1989-4E     RFM1
1993-S14    RFM1
1993-S15    RFM1
1993-19     RFM1
1993-S16    RFM1
1993-S17    RFM1
1993-S18    RFM1
1993-MZ2    RFM1
1993-S20    RFM1
1993-S21    RFM1
1993-S22    RFM1
1993-S23    RFM1
1993-S27    RFM1
1993-S24    RFM1
1993-S25    RFM1
1993-S26    RFM1
1993-S28    RFM1
1993-S29    RFM1
1993-S30    RFM1
1993-S33    RFM1
1993-MZ3    RFM1
1993-S31    RFM1
1993-S32    RFM1
1993-S34    RFM1
1993-S38    RFM1
1993-S41    RFM1
1993-S35    RFM1
1993-S36    RFM1
1993-S37    RFM1
1993-S39    RFM1
1993-S42    RFM1
1993-S40    RFM1
1993-S43    RFM1
1993-S44    RFM1
1993-S46    RFM1
1993-S45    RFM1
1993-S47    RFM1
1993-S48    RFM1
1993-S49    RFM1
1994-S1     RFM1
1994-S2     RFM1
1994-S3     RFM1
1994-S5     RFM1
1994-S6     RFM1
1994-RS4    RFM1
1994-S7     RFM1
1994-S8     RFM1
1994-S9     RFM1
1994-S10    RFM1
1994-S11    RFM1
1994-S12    RFM1
1994-S13    RFM1
1994-S14    RFM1
1994-S15    RFM1
1994-S16    RFM1
1994-MZ1    RFM1
1994-S17    RFM1
1994-S18    RFM1
1994-S19    RFM1
1994-S20    RFM1
1995-S1     RFM1
1995-S2     RFM1
1995-S3     RFM1
1995-S4     RFM1
1995-S6     RFM1
1995-S7     RFM1
1995-S8     RFM1
1995-R5     RFM1
1995-S9     RFM1
1995-S10    RFM1
1995-S11    RFM1
1995-S12    RFM1
1995-S13    RFM1
1995-S14    RFM1
1995-S15    RFM1
1995-S16    RFM1
1995-S17    RFM1
1995-S18    RFM1
1995-S19    RFM1
1995-S21    RFM1
1995-R20    RFM1
1996-S3     RFM1
1996-S1     RFM1
1996-S2     RFM1
1996-S4     RFM1
1996-S5     RFM1
1996-S6     RFM1
1996-S7     RFM1
1996-S8     RFM1
1996-S9     RFM1
1996-S11    RFM1
1996-S12    RFM1
1996-S10    RFM1
1996-S13    RFM1
1996-S14    RFM1
1996-S15    RFM1
1996-S16    RFM1
1996-S17    RFM1
1996-S18    RFM1
1996-S19    RFM1
1996-S20    RFM1
1996-S21    RFM1
1996-S22    RFM1









Item 7.  Financial Statements and Exhibits
(a)  Not applicable
(b)  Not applicable
(c)  See Item 5.




                       SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

   By:  /s/Davee Olson
    Name:  Davee Olson
Title:  Executive Vice President
        and Chief Financial Officer
Dated: November 25, 1996